                                                                    EXHIBIT 10.4

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"). THESE OMITTED PORTIONS HAVE BEEN MARKED WITH "***" AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION").

                             SITE LICENSE AGREEMENT

         This Site License Agreement (the "Agreement") is made and entered into as of the 6th day of March, 1998, by and between Energy BioSystems Corporation, a Delaware corporation ("EBC"), and Petro Star Inc., an Alaska corporation ("Petro Star").

                              W I T N E S S E T H:

         WHEREAS, EBC owns or has developed certain proprietary technology and know-how related to the removal of sulfur or other compounds or substances from fossil fuels and their derivatives using genetically engineered microbes as catalysts ("Biocatalysts"), processing performed on fossil fuels and their derivatives using Biocatalysts, and derivatizations of sulfur compounds using Biocatalysts (collectively, "Biorefining");

         WHEREAS, EBC desires to grant a license to Petro Star, and Petro Star desires to obtain a license from EBC, for the use of EBC's Biorefining technology for the removal of sulfur from diesel in a 5,000 barrel per day biodesulfurization unit (the "BDS Unit") to be installed at Petro Star's Petro Star Valdez Refinery located in Valdez, Alaska (the "PVSR");

         WHEREAS, EBC and Petro Star desire to establish an arrangement pursuant to which EBC and Petro Star will cooperate with respect to the installation, start-up and operation of the BDS Unit, the continued refinement of the BDS Unit and EBC's use of the BDS Unit for the demonstration of EBC's biodesulfurization technology to third parties;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants, terms and conditions contained herein, the parties agree as follows:

                                    ARTICLE I

                     INSTALLATION AND OPERATION OF BDS UNIT

         Section 1.1 COOPERATIVE EFFORTS. Petro Star and EBC will cooperate with respect to the installation, start-up and operation of the BDS Unit, the continued refinement of the BDS Unit and EBC's use of the BDS Unit for the demonstration of EBC's biodesulfurization technology to third parties in accordance with the plan attached hereto as Exhibit A (the "Installation and Operation Plan") during the term of this Agreement. The Installation and Operation Plan will involve the following five phases of work, which may overlap:

*** This portion has been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. The omitted portion has been separately filed with the Commission.

                  (a) the phase commencing with the execution of this Agreement and ending with the completion of scoping economics (the "Initial Phase");

                  (b) the phase commencing with the commencement of detailed engineering and ending at the completion of detailed engineering (the "Engineering Phase");

                  (c) the phase commencing with the commencement of construction of the BDS Unit and ending at the completion of construction of the BDS Unit (the "Construction Phase");

                  (d) the phase commencing with the completion of construction of the BDS Unit, involving the start-up of the BDS Unit and ending with the completion of the commencement of commercial operations (the "Start-up Phase"); and

                  (e) the phase commencing with the commencement of commercial operations and extending through the remaining term of the Agreement (the "Commercial Phase").

***

Each party shall use its respective diligent commercially reasonable efforts to conduct the work and accomplish the goals of the Installation and Operation Plan as contemplated thereby.

         Section 1.2 COORDINATION AND COMMUNICATION. Petro Star and EBC acknowledge that the cooperative efforts contemplated by this Agreement will require the coordination of the respective efforts of and communication between the two companies on an ongoing basis.

         Section 1.3 MANAGEMENT COMMITTEE. Petro Star and EBC shall establish a management committee whose members shall be responsible for managing the respective efforts of the two companies under this Agreement (the "Management Committee"), including but not limited to the coordination (as between the parties) and management of the following matters:

                  (a) planning and implementation of efforts under the Installation and Operation Plan;

                  (b) timely transfer of relevant information and progress reports in connection with the Installation and Operation Plan;

                  (c) changes to the Installation and Operation Plan as may be necessary or appropriate (which changes shall require the consensus of the members of the Management Committee);

                  (d) establishment of the criteria by which the commencement and completion of the various phases of the Installation and Operation Plan (as contemplated by Section 1.1) are to be determined; and

*** This portion has been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. The omitted portion has been separately filed with the Commission.

                  (e) protection of intellectual property developed as a result of the efforts of EBC and Petro Star under this Agreement.

Petro Star and EBC shall each appoint one member of its senior management and one member of its senior technical staff to the Management Committee.

         Section 1.4 COMMITMENT OF PERSONNEL. Petro Star and EBC will commit such personnel to the efforts contemplated by this Agreement as may be necessary or appropriate, as determined by the Management Committee in accordance with the Installation and Operation Plan. In addition, Petro Star and EBC shall each assign a project coordinator (i) to act as a conduit for timely transfer of relevant information and progress reports in connection with the Installation and Operation Plan and (ii) to be responsible for managing its day-to-day efforts under the Installation and Operation Plan. ***

         Section 1.5 DEMONSTRATION OF BDS UNIT; EVALUATION AND TESTING. Petro Star will permit EBC and its licensees and prospective licensees to visit and observe the operation of the BDS Unit during normal working hours and subject to Petro Star's standard conditions for such visits. EBC shall have the right to employ the BDS Unit for Biorefining evaluation and testing (including, without limitation, during the Commercial Phase)on such terms and conditions as may be negotiated in good faith and agreed upon from time to time by EBC and Petro Star.

         Section 1.6 NO AUTHORITY TO DIRECT ACTIONS OF THE OTHER PARTY. Although the parties acknowledge and agree that the coordination of their respective efforts under this Agreement is essential, each party shall retain the authority to direct, and the responsibility for, its own efforts under this Agreement. Nothing in this Article I shall be deemed to grant the Management Committee the authority to direct the actions of either EBC or Petro Star.

                                   ARTICLE II

                                  SITE LICENSE

         Section 2.1 GRANT OF SITE LICENSE. Subject to the terms and conditions of this Agreement, including Petro Star's payment of the license fees and royalties set forth in Section 2.2, EBC hereby grants to Petro Star during the term of this Agreement, a limited, non-exclusive license to use the Proprietary Technology (as defined herein) in the field of Biorefining that is owned by or licensed to EBC (the "Licensed Technology") to construct and install the BDS Unit at the PVSR, to conduct the development efforts contemplated by the Installation and Operation Plan, to operate the BDS Unit at the PVSR for the removal of sulfur from up to 5,000 barrels of diesel per day, and to make and have made, use, sell and market and otherwise commercially exploit throughout the world products of the PVSR processed by the BDS Unit.

         Section 2.2 SITE LICENSE FEES; ROYALTIES. In consideration of the license granted herein, Petro Star shall pay EBC the following amounts:

                           (i) a license fee of $200,000 payable upon the
                  commencement of the Initial Phase;

*** This portion has been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. The omitted portion has been separately filed with the Commission.

                           (ii)  a license fee of   ***

                           (iii) a license fee of   ***

                           (iv)  a license fee of   ***

                           (v)   ***

         Section 2.3    ***

         Section 2.4    ***

                                   ARTICLE III

                         RIGHTS TO INTELLECTUAL PROPERTY

         Section 3.1 OWNERSHIP AND DISCLOSURE OF EXISTING AND SEPARATELY DEVELOPED PROPRIETARY TECHNOLOGY. Both during and after the term of this Agreement, EBC and Petro Star shall each retain their respective right, title and interest in and to, and shall be the exclusive owner (as between the parties) of, all technology, inventions, patents, patent rights, copyrights, trade secrets and other proprietary rights and information ("Proprietary Technology") owned or conceived by such party prior to the date of this Agreement ("Existing Proprietary Technology") or separately developed by such party during the term of this Agreement ("Separately Developed Proprietary Technology").

         Section 3.2 OWNERSHIP OF JOINT PROPRIETARY TECHNOLOGY. All Proprietary Technology jointly developed during the term of this Agreement by EBC and Petro Star ("Joint Proprietary Technology") shall be owned jointly by EBC and Petro Star.

         Section 3.3 PATENT PROTECTION OF JOINT PROPRIETARY TECHNOLOGY. EBC shall have the authority, in its sole discretion, to decide whether to file, or continue prosecution of, any patent application, or to maintain any patent application or patent regarding the Joint Proprietary Technology. If EBC decides to take such actions with respect to any patent application or patent in any country, EBC will pay all costs incident to such patent applications, patents and like protection in such country regarding the Joint Proprietary Technology, including all costs incurred for filing, prosecution, issuance and maintenance fees, as well as any costs incurred in filing continuations, continuations-in-part, divisionals or related applications and any re-examination or reissue proceedings. Petro Star shall provide EBC with reasonable assistance and cooperation with respect to the foregoing matters.

         Section 3.4 EBC'S EXCLUSIVE LICENSE TO JOINT PROPRIETARY TECHNOLOGY FOR BIOREFINING. EBC shall have and is hereby granted an exclusive, perpetual, royalty-free, fully paid license to use all Joint Proprietary Technology in the area of Biorefining, with rights to sublicense, and to develop, make and have made, use, sell and market and otherwise commercially exploit products and services throughout the world using such Joint Proprietary Technology in the area of Biorefining.

*** This portion has been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. The omitted portion has been separately filed with the Commission.

         Section 3.5 EBC'S NON-EXCLUSIVE LICENSE TO PETRO STAR'S EXISTING PROPRIETARY TECHNOLOGY AND SEPARATELY DEVELOPED PROPRIETARY TECHNOLOGY FOR BIOREFINING. Petro Star hereby grants to EBC both during and after the term of this Agreement, a limited, non-exclusive, perpetual, royalty-free, fully-paid license to use all Existing Proprietary Technology and Separately Developed Technology of Petro Star in the area of Biorefining, with rights to sublicense, and to develop, make and have made, use, sell and market and otherwise commercially exploit products and services throughout the world using such Existing Proprietary Technology and Separately Developed Proprietary Technology in the area of Biorefining.

         Section 3.6    ***

         Section 3.7 NO REVERSE ENGINEERING. Each party agrees that it will not, either during or after the term of this Agreement, conduct any genetic analysis of or otherwise attempt to reverse engineer any Existing Proprietary Technology or Separately Developed Proprietary Technology of the other party.

                                   ARTICLE IV

                              TERM AND TERMINATION

         Section 4.1 TERM. Unless earlier terminated by either party in accordance with the provisions of this Article IV, the term of this Agreement shall commence on the date of this Agreement and shall terminate on the earlier of (i) the expiration of the last-to-expire patent licensed hereunder and (ii) 20 years from the effective date of this Agreement.

         Section 4.2 TERMINATION BY PETRO STAR. Petro Star may without liability terminate this Agreement (i) at the conclusion of the Initial Phase or (ii) without cause *** upon the delivery of *** advance written notice to EBC.

         Section 4.3 TERMINATION BY EITHER PARTY FOR CAUSE. Either party may terminate this Agreement upon the occurrence of any of the following events:

                           (i) the insolvency of the other party, or the making
                  of an assignment for the benefit of creditors by the other party, the institution of voluntary or involuntary bankruptcy proceedings on behalf of or against the other party or the appointment of a trustee or receiver with respect to a substantial portion of the other party's assets;

                           (ii) the failure by the other party to protect and
                  maintain the confidentiality of Confidential Information as required by Article VI;

                           (iii) the failure by the other party to submit to any
                  inspection or audit or the repeated failure by a party to provide any information or report as required by Section 2.2 or 2.4;

                           (iv) the repeated failure of the other party to take
                  such actions over a *** period (prior to the Commercial Phase) as are consistent with the terms of this

*** This portion has been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. The omitted portion has been separately filed with the Commission.

                  Agreement and are commercially reasonable for such party to take and are required to facilitate the success of the Installation and Operation Plan, following the receipt of notice from the other party specifying in detail the nature of such actions; or

                           (v) the other party materially defaults in the
                  performance of any material agreement, condition, covenant, representation or warranty of this Agreement, and such default or noncompliance shall not have been remedied, or steps initiated to remedy the same to the terminating party's reasonable satisfaction, within *** after receipt by the defaulting party of a written notice thereof from the terminating party.

         Section 4.4 SURVIVAL. Except to the extent expressly provided to the contrary, the following provisions shall survive the termination of this
Agreement: ***, the audit rights set forth in Sections 2.2 ***, Articles III, IV, V, VI, VIII, IX, X and XI. Any rights of EBC or Petro Star to payments accrued through termination shall remain in effect following termination.

                                    ARTICLE V

                                      COSTS

         Except as provided on Article II of this Agreement, each party shall each bear its own costs and expenses incurred in connection with the performance of its obligations under this Agreement.

                                   ARTICLE VI

                                 CONFIDENTIALITY

         Section 6.1 CONFIDENTIAL INFORMATION. For the purposes of this Agreement, "Confidential Information" of a party shall mean (i) all Existing Proprietary Technology of such party, (ii) all Separately Developed Proprietary Technology of such party, and (iii) all other information, whether written, oral or otherwise, containing or otherwise reflecting information directly or indirectly concerning such party which such party will provide or has previously provided to the other party to this Agreement. In addition, the term "Confidential Information" shall mean and include all Joint Proprietary Technology, which shall be deemed to be Confidential Information of both parties to this Agreement. Notwithstanding the foregoing, without granting any right or license, the following will not constitute "Confidential Information" for purposes of this Agreement:

                  (a) Information which is obtained by a party from a third person who is not prohibited from transmitting the information to such party by a contractual, legal or fiduciary obligation to or on behalf of the other party to this Agreement or its affiliates;

                  (b) Information which is or becomes generally available to the public other than as a result of disclosure in violation of a contractual, legal or fiduciary obligation of a party to this Agreement, its employees, agents or representatives;

*** This portion has been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. The omitted portion has been separately filed with the Commission.

                  (c) Information other than Joint Proprietary Technology which was in possession of a party prior to the disclosure thereof by the other party, its employees, agents or representatives; and

                  (d) Information developed by an employee or consultant of the receiving party who did not have access to the Confidential Information of the disclosing party.

         Section 6.2 TREATMENT OF CONFIDENTIAL INFORMATION. All Confidential Information of a party shall be held and treated by the other party in confidence and shall not, except as hereinafter provided, without the prior written consent of the party providing such Confidential Information, be disclosed by it in any manner whatsoever, in whole or in part, and will not be used by it other than as provided by or as contemplated in this Agreement. Moreover, each of EBC and Petro Star agree (i) to disclose Confidential Information only to its employees who need to know the Confidential Information for the purpose of assisting it in carrying out the purposes and intent of this Agreement and who agree to keep such information confidential and to be bound by the terms of this Agreement to the same extent as if they were parties hereto,
(ii) that it will use its diligent efforts to cause all of such persons to act in accordance herewith and be bound by this Agreement and (iii) that, in any event, with respect to any such person that has not agreed in writing to be bound by the terms of this Agreement, it shall be responsible for actions by any such person that would constitute a breach of this Agreement to the same extent as if such person were a party to this Agreement.

         Section 6.3 REQUIRED DISCLOSURE. In the event that either party to this Agreement is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose any Confidential Information, such party will provide the other party to this Agreement with immediate written notice of any such request or requirement so that the other party to this Agreement at its own expense may seek an appropriate protective order, seek the cooperation of the party from which Confidential Information is requested or required to narrow the request or requirement or waive compliance with the provisions of this Agreement. If, failing the entry of a protective order or the receipt of a waiver hereunder, the party from which Confidential Information is requested or required is, in the opinion of its counsel, compelled to disclose Confidential Information, it may disclose only that portion of the Confidential Information which its counsel advises it in writing that it is compelled to disclose and it will exercise its diligent efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. In any event, it will not oppose action by the other party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

         Section 6.4 RETURN OF CONFIDENTIAL INFORMATION. In the event that this Agreement is terminated for any reason and in any event within 30 days after being so requested by the other party to this Agreement, each party shall return to the other party all Confidential Information of the other party, except for the portion of the Confidential Information which such party is entitled to use under a continuing license under Article IV hereof or that may be found in analyses, compilations, studies or other documents prepared by the party required to return the Confidential Information. That portion of the Confidential Information which such party is entitled to use under a continuing license under Article III hereof or that may be found in

*** This portion has been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. The omitted portion has been separately filed with the Commission.

analyses, compilations, studies or other documents prepared by such party and oral Confidential Information will be held by such party in confidence in accordance with the provisions of this Article VI. Upon request by a party to this Agreement, an authorized officer of such party may supervise such destruction.

         Section 6.5 REMEDIES FOR BREACH. Each party acknowledges and agrees that due to the unique nature of the other party's Confidential Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow the breaching party or third parties to unfairly compete with such other party. Accordingly, upon any breach or any threat thereof with respect to the obligations of a party hereunder with respect to the Confidential Information of the other party, such other party shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law and to be indemnified from any loss or harm, including, without limitation, attorneys' fees, in connection with any breach or enforcement of such party's obligation hereunder or the unauthorized use or release of any such Confidential Information.

         Section 6.6 DURATION OF CONFIDENTIALITY OBLIGATIONS. The obligations of the parties under this Article VI shall survive the termination of this Agreement for a period of ***; PROVIDED that the termination of such obligations shall not be deemed to constitute the license of any Confidential Information.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         Section 7.1 REPRESENTATIONS AND WARRANTIES OF EBC. EBC represents and warrants to Petro Star as follows:

                  (a) EBC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) EBC has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly and validly authorized by EBC, and upon execution and delivery, this Agreement will constitute a valid and binding agreement of EBC.

                  (c) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby does or will violate, conflict with, result in a breach of any material provision of, constitute a default under, or accelerate the performance required on the part of EBC by the terms of any judgment, order, decree or agreement, instrument or contract to or by which EBC or any of its assets is subject or bound.

                  (d) The execution and delivery of this Agreement does not require EBC to obtain any permits, authorizations or consents from any governmental body or from any other person, firm or corporation which have not been obtained, and such execution and

*** This portion has been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. The omitted portion has been separately filed with the Commission.

         delivery will not result in the breach of or give rise to any termination of any agreement or contract to which EBC may be a party. The consummation of the transactions contemplated hereunder will not result in the breach of or give rise to any termination of any agreement or contract to which EBC may be a party.

         Section 7.2 REPRESENTATIONS AND WARRANTIES OF PETRO STAR. Petro Star represents and warrants to EBC as follows:

                  (a) Petro Star is a corporation duly organized, validly existing and in good standing under the laws of the State of Alaska.

                  (b) Petro Star has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly and validly authorized by Petro Star, and upon execution and delivery, this Agreement will constitute a valid and binding agreement of Petro Star.

                  (c) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby does or will violate, conflict with, result in a breach of any material provision of, constitute a default under, or accelerate the performance required on the part of Petro Star by the terms of any judgment, order, decree or agreement, instrument or contract to or by which Petro Star or any of its assets is subject or bound.

                  (d) The execution and delivery of this Agreement does not require Petro Star to obtain any permits, authorizations or consents from any governmental body or from any other person, firm or corporation which have not been obtained, and such execution and delivery will not result in the breach of or give rise to any termination of any agreement or contract to which Petro Star may be a party. The consummation of the transactions contemplated hereunder will not result in the breach of or give rise to any termination of any agreement or contract to which Petro Star may be a party.

                                  ARTICLE VIII

                                 INDEMNIFICATION

         Section 8.1 BREACHES OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Each party shall indemnify, defend and hold harmless the other party and its officers, directors and employees from and against any and all liabilities, obligations, fees, including attorneys' fees and costs, expenses and losses resulting from any breach of any representation or warranty or nonfulfillment of any covenant on the part of the indemnifying party contained in this Agreement or other instrument furnished or to be furnished by the indemnifying party pursuant to this Agreement.

         Section 8.2 ACTIONS AND OMISSIONS. Each party shall indemnify, defend and hold harmless the other party and its officers, directors and employees from and against any and all liabilities, obligations, fees, including attorneys' fees and costs, expenses and losses incurred in

*** This portion has been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. The omitted portion has been separately filed with the Commission.

connection with a claim against the indemnified party based on any action or omission of the indemnifying party or its agents or employees related to the obligations of the indemnifying party under this Agreement.

         Section 8.3 INJURY AND DEATH. Each party shall indemnify, defend and hold harmless the other party and its officers, directors and employees from and against any and all liabilities, obligations, fees, including attorney's fees and costs, expenses and losses arising, or claimed to arise out of, or which resulted from, or are claimed to result from any alleged injury or death, or damage to property arising from or claimed to arise from, or which resulted from, or are claimed to result from products and services of the indemnifying party that incorporate or use Joint Proprietary Technology.

                                   ARTICLE IX

                                   ARBITRATION

         In the event of any allegation of breach or question of interpretation relating to this Agreement, EBC and Petro Star shall meet and negotiate in a good faith effort to settle the matter amicably. If the parties are unable to settle the matter within *** after their first meeting, then upon the demand of either EBC or Petro Star the matter shall be submitted to binding arbitration with a single arbitrator, who shall be qualified in the subject matter of the dispute. The arbitration proceeding shall be governed by the rules of arbitration promulgated by the American Arbitration Association and shall be held in San Francisco, California.

                                    ARTICLE X

                                     NOTICES

         Any communication, notice, request, consent, demand or statement required or permitted hereunder shall be in writing and be given in person, by express courier service or by means of telex, facsimile, or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), and shall be deemed to have been given
(a) on delivery (if given in person or by express delivery) or (b) on the date of transmission, if sent by telex, facsimile or other wire transmission, addressed to a party at its address set forth below:

         In the case of EBC:

                  President
                  Energy BioSystems Corporation
                  4200 Research Forest Drive
                  The Woodlands, Texas  77381

         In the case of Petro Star:

                  James F. Boltz
                  Petro Star Inc.
                  201 Arctic Slope Avenue #200

*** This portion has been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. The omitted portion has been separately filed with the Commission.

                  Anchorage, Alaska   99518


Each party hereto may change such address by giving prior written notice to the other party as provided herein.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.1 ASSIGNMENT; SUCCESSORS AND ASSIGNS. Neither party shall assign this Agreement in whole or in part except in connection with the transfer of all or substantially all of the stock or assets of such party or, in the case of Petro Star, in connection with the transfer of a majority interest in Petro Star Valdez, Inc. or the PVSR. Any assignment made or attempted in violation of this Section 11.1 shall be void and of no effect. This Agreement shall be binding on, and shall inure to the benefit of, all successors and assigns of the parties.

         Section 11.2 GOVERNING LAW. This Agreement shall be construed, governed, interpreted and applied in accordance with the substantive, procedural and arbitration laws of the State of Texas, without regard to the conflicts of law principles thereof.

         Section 11.3 HEADINGS. The titles and headings given to Articles and Sections of this Agreement are provided only for convenience and shall not be used in interpreting this Agreement.

         Section 11.4 ENTIRE AGREEMENT. The parties acknowledge that this Agreement sets forth the entire Agreement and understanding of the parties as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties. All other previous or currently existing agreements and understandings or other arrangements of any kind with respect to the said subject matter shall be canceled and superseded completely by this Agreement as of the date hereof.

         Section 11.5 WAIVER. The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

         Section 11.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of such counterparts shall together constitute one and the same instrument.

         Section 11.7 SEVERABILITY. If any clause, paragraph, section, article or part of this Agreement is held or declared to be void, invalid, or illegal for any reason by any court of competent jurisdiction, the ineffectiveness of such provision shall not in any way invalidate or affect any other clause, paragraph, section, article or part of this Agreement, and this Agreement shall be reformed consistent with the original objectives as stated herein or therein.

*** This portion has been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. The omitted portion has been separately filed with the Commission.

         Section 11.8 NO AGENCY, PARTNERSHIP, ETC. This Agreement shall not constitute either party as a legal representative, joint venturer or agent of the other, nor shall any party have the right or authority to assume, create or incur any liability or any obligation of any kind, expressed or implied, against or in the name or on behalf of any other party, unless otherwise expressly permitted by the other party.

         Section 11.9 FURTHER ASSURANCES. Each party hereto agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         Section 11.10 PUBLIC STATEMENTS. The parties shall consult with each other prior to issuing any press release or any written public statement with respect to this Agreement, and shall not issue any such press release or written public statement prior to such consultation.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year set forth above.

                                      ENERGY BIOSYSTEMS CORPORATION


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                      PETRO STAR INC.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

*** This portion has been omitted based on a request for confidential treatment pursuant to Rule 24b-2 of the Exchange Act. The omitted portion has been separately filed with the Commission.

                                    EXHIBIT A

                         Installation and Operation Plan

         ***